UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	June 18, 2020

SOUTHERN CALIFORNIA GAS COMPANY
(Exact name of registrant as specified in its charter)

California	1-01402	95-1240705
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Fifth Street, Los Angeles, California	90013
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(213) 244-1200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2020, J. Bret Lane, 60, informed Southern California Gas Company (“SoCalGas”), a subsidiary of Sempra Energy, that he will retire as the Chief Executive Officer and a director of SoCalGas effective August 1, 2020. As previously reported, effective June 27, 2020, Mr. Lane will no longer serve as the Chairman of SoCalGas.

On June 22, 2020, the Board of Directors of SoCalGas (the “Board”) appointed Scott D. Drury, 55, as Chief Executive Officer and a director effective August 1, 2020. Mr. Drury, currently the President of San Diego Gas & Electric Company (“SDG&E”), a subsidiary of Sempra Energy, has served in that position since January 2017 and as Chief Energy Supply Officer of SDG&E from June 2015 to December 2016. Upon assuming his role as Chief Executive Officer of SoCalGas, Mr. Drury will no longer serve as the President of SDG&E.

Mr. Drury’s position as President of SDG&E, previous executive positions at SDG&E, more than 30 years of experience with the Sempra Energy family of companies and his broad understanding of the energy industry make him a valuable addition to SoCalGas’ Board.

In connection with his appointment as SoCalGas’ Chief Executive Officer, Mr. Drury’s annual salary will be increased from its current level of $532,600 as the President of SDG&E to $600,000, and he will receive a $100,000 cash bonus upon appointment. Mr. Drury will remain eligible for the same levels of annual long-term equity-based incentive awards and performance-based cash bonuses as he currently receives as the President of SDG&E, consisting of a target for annual long-term equity-based incentive awards of 190% of his annual salary and a target performance-based cash bonus of 70% of his annual salary, with his annual cash bonus opportunity generally ranging from 0% of his target bonus for performance at the threshold level to 200% of his target bonus for performance at the maximum level.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA GAS COMPANY,
(Registrant)

Date: June 23, 2020	By: /s/ Mia L. DeMontigny
Mia L. DeMontigny Vice President, Controller, Chief Financial Officer and Chief Accounting Officer